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Annual Report
August 31, 2002

MuniVest
Fund, Inc.

www.mlim.ml.com

                              MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                            MuniVest Fund, Inc., August 31, 2002

DEAR SHAREHOLDER

For the year ended August 31, 2002, the Common Stock of MuniVest Fund, Inc. earned $.592 per share income dividends, which included earned and unpaid dividends of $.050. This represents a net annualized yield of 6.07%, based on a year-end per share net asset value of $9.76. Over the same period, the total investment return on the Fund's Common Stock was +7.28%, based on a change in per share net asset value from $9.71 to $9.76, and assuming reinvestment of $.588 per share income dividends.

For the six months ended August 31, 2002, the total investment return on the Fund's Common Stock was +5.25%, based on a change in per share net asset value from $9.59 to $9.76, and assuming reinvestment of $.300 per share income dividends.

For the six months ended August 31, 2002, the Fund's Preferred Stock had an average yield as follows: Series A, 1.38%; Series B, 1.17%; Series C, 1.26%; Series D, 1.73%; and Series E, 1.32%.

The Municipal Market Environment

During the six-month period ended August 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, signs of an incipient U.S. economic recovery were largely offset by declines in U.S. stock markets allowing U.S. interest rates to remain in a relatively stable range. In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product
(GDP) activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts as many international investors prefer the safe haven status of U.S. Treasury securities. At the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By August 31, 2002, U.S. Treasury bond yields had fallen to 4.92%, a decline of approximately 50 basis points (0.50%) during the six-month period ended August 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months allowing tax-exempt bond prices to rise. By the end of August 2002, long-term municipal revenue bond yields stood at 5.25%, a decline of more than 30 basis points from their recent highs in March.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at more than $11.4 billion, up over 60% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%--1.25% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year--15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $180 billion in new long-term municipal bonds was issued, an increase of nearly 25% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the August quarter, an increase of more than 30% compared to the August 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings have been attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July and August 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.


                                     2 & 3

                                            MuniVest Fund, Inc., August 31, 2002

Portfolio Strategy

During the six months ended August 31, 2002, we maintained the neutral market position adopted earlier this year. While tax-exempt bond yields have declined more than anticipated, the Fund's leveraged structure and fully invested position allowed it to fully participate in the significant market appreciation seen in recent months. The combination of the U.S. equity markets decline, corporate disclosure issues, and the prospect of military action against Iraq has driven bond prices higher than economic fundamentals alone would have supported in the past. As current tax-exempt rates are at historically low levels, we will carefully monitor business conditions. When there are signs of a renewed, sustainable economic recovery, we will adopt a more defense portfolio strategy in an effort to preserve recent gains in the Fund's net asset value.

During the period, we also focused on further enhancing the Fund's current high level of coupon income. Lower-rated investment grade issues were purchased whenever they were attractively priced. Recently, many corporate-backed municipal bond issues have come under considerable pressure, creating a historically attractive investment opportunity. The addition of these higher-yielding issues should help the Fund continue to provide its current dividend going forward. We maintained the Fund's historically high credit quality profile. At August 31, 2002, 72.9% of the Fund's holdings were rated AA or higher by at least one of the major rating agencies, including 42.6% of the Fund's holdings that were rated AAA.

During the period, the Fund's borrowing costs remained in the .75%--1.73% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While we do not expect such action, we believe it is even less likely there will be an increase in short-term interest rates by the Federal Reserve Board. We anticipate that short-term borrowing costs should remain near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a complete explanation of the risks and benefits of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

September 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P      Moody's    Face
STATE                Ratings+   Ratings+   Amount      Issue                                                                Value
===================================================================================================================================
Alabama--4.5%          BBB       Baa2     $ 8,750      Courtland, Alabama, IDB, IDR, Refunding (Champion
                                                       International Corporation), Series A, 7.20%
                                                       due 12/01/2013                                                   $     9,029
                                                       Courtland, Alabama, IDB, Solid Waste Disposal
                                                       Revenue Bonds (Champion International Corporation
                                                       Project), AMT:
                       BBB       Baa2       5,000         7% due 6/01/2022                                                    5,108
                       BBB       Baa2       7,500         Series A, 6.50% due 9/01/2025                                       7,694
                       NR*       A2         5,000      Huntsville, Alabama, Health Care Authority Revenue
                                                       Bonds, Series B, 5.75% due 6/01/2032                                   5,084
===================================================================================================================================
Alaska--2.4%                                           Anchorage, Alaska, Lease Revenue Bonds (Correctional
                                                       Facility) (i):
                       AAA       Aaa        3,575         6% due 2/01/2014                                                    4,032
                       AAA       Aaa        3,830         6% due 2/01/2016                                                    4,309
                       AAA       Aaa        6,000      North Slope Boro, Alaska, GO, Series B, 5.20%**
                                                       due 1/01/2003 (c)                                                      5,970
===================================================================================================================================
California--1.2%       A         A1         7,000      Chula Vista, California, IDR, Refunding (San Diego
                                                       Gas & Electric Co.), AMT, Series A, 6.75% due 3/01/2023                7,204
===================================================================================================================================
Colorado--4.8%                                         Arapahoe County, Colorado, School District Number 005,
                                                       GO (Cherry Creek):
                       AA        Aa1        5,750         6% due 12/15/2013                                                   6,572
                       AA        Aa1        4,165         6% due 12/15/2014                                                   4,735
                                                       Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                                       AMT, Senior Series A-2:
                       NR*       Aa2        3,350         6.60% due 5/01/2028                                                 3,712
                       NR*       Aa2        1,970         7.50% due 4/01/2031                                                 2,268
                                                       Denver, Colorado, City and County Airport Revenue
                                                       Bonds, AMT, Series C:
                       A         A2         9,850         6.75% due 11/15/2013                                               10,123
                       A         A2         1,485         6.75% due 11/15/2022                                                1,526
===================================================================================================================================
Connecticut--0.5%      BBB-      NR*        2,810      Mohegan Tribe Indians, Connecticut, Gaming Authority,
                                                       Public Improvement Revenue Refunding Bonds (Priority
                                                       Distribution), 6.25% due 1/01/2031                                     2,894
===================================================================================================================================
Florida--0.7%          AA-       A3         4,000      Broward County, Florida, Resource Recovery Revenue
                                                       Refunding Bonds (Wheelabrator South Broward),
                                                       Series A, 5.50% due 12/01/2008                                         4,398
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     4 & 5

                                            MuniVest Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P      Moody's    Face
STATE                Ratings+   Ratings+   Amount      Issue                                                                Value
===================================================================================================================================
Georgia--5.3%                                          Georgia Municipal Electric Authority, Power Revenue
                                                       Refunding Bonds:
                       A         A2       $   250         Series W, 6.60% due 1/01/2018 (e)                             $       312
                       A         A2         4,600         Series W, 6.60% due 1/01/2018                                       5,645
                       A         A2         4,515         Series Y, 10% due 1/01/2010                                         6,289
                       A         A2           250         Series Y, 10% due 1/01/2010 (e)                                       352
                                                       Georgia State, GO, Series F:
                       AAA       Aaa        6,400         6.50% due 12/01/2006                                                7,439
                       AAA       Aaa        5,000         6.50% due 12/01/2007                                                5,912
                       A         A3         4,785      Monroe County, Georgia, Development Authority, PCR,
                                                       Refunding (Oglethorpe Power Corporation--Scherer),
                                                       Series A, 6.80% due 1/01/2011                                          5,674
===================================================================================================================================
Idaho--0.8%            NR*       Aaa        2,710      Idaho Housing Agency, S/F Mortgage Revenue Refunding
                                                       Bonds, AMT, Series E-2, 6.90% due 1/01/2027                            2,949
                       BBB-      Ba1        2,250      Power County, Idaho, Industrial Development Corporation,
                                                       Solid Waste Disposal Revenue Bonds (FMC Corporation
                                                       Project), AMT, 6.45% due 8/01/2032                                     1,964
===================================================================================================================================
Illinois--19.2%                                        Chicago, Illinois, GO, Series A (f):
                       AAA       Aaa        7,500         6.75% due 7/01/2010 (a)(m)                                          9,232
                       AAA       Aaa        3,005         (Neighborhoods Alive 21 Program), 6% due 1/01/2016                  3,406
                       AAA       Aaa        5,000      Chicago, Illinois, O'Hare International Airport, General
                                                       Airport Revenue Refunding Bonds, Third Lien, AMT,
                                                       Series A, 5.75% due 1/01/2019 (c)                                      5,404
                       AAA       NR*        7,000      Chicago, Illinois, O'Hare International Airport Revenue
                                                       Refunding Bonds, DRIVERS, AMT, Series 253, 9.75%
                                                       due 1/01/2020 (c)(j)                                                   8,023
                       AAA       Aaa          950      Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                                                       Series C, 7% due 3/01/2032 (b)(d)(l)                                   1,076
                       AAA       Aaa        5,000      Cook County, Illinois, Community High School District
                                                       Number 219, Niles Township, GO, 6% due 12/01/2017 (f)                  5,659
                       A-        A1        10,000      Hodgkins, Illinois, Environmental Improvement Revenue
                                                       Bonds (Metro Biosolids Management LLC Project), AMT,
                                                       6% due 11/01/2023                                                     10,252
                       BBB       NR*        2,140      Illinois Development Finance Authority Revenue Bonds
                                                       (Community Rehabilitation Providers Facility),
                                                       Series A, 6.50% due 7/01/2022                                          2,178
                       NR*       NR*        2,500      Illinois Educational Facilities Authority, Revenue Refunding
                                                       Bonds (Chicago Osteopathic Health System), 7.25%
                                                       due 11/15/2019 (a)                                                     2,803
                       A+        A1         7,000      Illinois HDA Revenue Refunding Bonds (M/F Program),
                                                       Series 5, 6.75% due 9/01/2023                                          7,332
                       NR*       Ba3        2,650      Illinois Health Facilities Authority Revenue Bonds
                                                       (Holy Cross Hospital Project), 6.70% due 3/01/2014                     2,038
                       AAA       Aa2        4,000      Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015            4,629
                       NR*       Aaa        5,245      Kane and De Kalb Counties, Illinois, Community Unit
                                                       School District Number 302, GO, DRIVERS, Series 283,
                                                       9.80% due 2/01/2018 (f)(j)                                             6,489
                       NR*       Aaa        2,500      Kane, Cook and Du Page Counties, Illinois, School
                                                       District 46, Elgin, GO, 6.375% due 1/01/2019 (i)                       2,879
                       BBB       NR*        2,500      Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                                       (Sales Tax--Landings Redevelopment), 7% due 12/01/2002 (a)             2,610
                                                       McLean and Woodford Counties, Illinois, Community Unit,
                                                       School District Number 005, GO, Refunding (i):
                       NR*       Aaa        5,000         6.25% due 12/01/2014                                                5,953
                       NR*       Aaa        4,000         6.375% due 12/01/2016                                               4,765
                       AAA       NR*        9,275      Metropolitan Pier and Exposition Authority, Illinois,
                                                       Dedicated State Tax Revenue Refunding Bonds,
                                                       DRIVERS, Series 269, 9.79% due 6/15/2023 (c)(j)                       10,967
                                                       Regional Transportation Authority, Illinois, Revenue Bonds:
                       AAA       Aaa        3,500         Series A, 7.20% due 11/01/2020 (h)                                  4,572
                       AAA       Aaa        2,500         Series C, 7.10% due 6/01/2004 (a)(f)                                2,787
                       AAA       Aaa        4,000         Series C, 7.75% due 6/01/2020 (f)                                   5,511
                       AAA       Aaa        3,000      Will County, Illinois, Environmental Revenue Bonds
                                                       (Mobil Oil Refining Corporation Project), AMT,
                                                       6.40% due 4/01/2026                                                    3,332
                                                       Will County, Illinois, School District Number 122, GO,
                                                       Series A (i):
                       NR*       Aaa        1,000         6.50% due 11/01/2013                                                1,183
                       NR*       Aaa        1,375         6.50% due 11/01/2015                                                1,622
===================================================================================================================================
Indiana--11.5%         AAA       Aaa        1,275      Ball State University, Indiana, University Revenue Bonds
                                                       (Student Fee), Series K, 5.75% due 7/01/2018 (f)                       1,415
                       AAA       NR*        5,250      Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                       Program), Series A, 6.75% due 2/01/2017                                5,878
                       AA        Aa3        6,500      Indiana Health Facility Financing Authority, Hospital Revenue
                                                       Refunding Bonds (Clarian Health Partners Inc.), Series A,
                                                       6% due 2/15/2021                                                       6,804
                       NR*       Aaa        4,290      Indiana State HFA, S/F Mortgage Revenue Refunding Bonds,
                                                       Series A, 6.80% due 1/01/2017 (k)                                      4,382
                       AA        NR*        8,195      Indiana Transportation Finance Authority, Highway Revenue
                                                       Bonds, Series A, 6.80% due 12/01/2016                                 10,270
                                                       Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                       Revenue Refunding Bonds, Series D:
                       AA        NR*       15,335         6.75% due 2/01/2014                                                18,764
                       AA        NR*       20,350         6.75% due 2/01/2020                                                21,182
===================================================================================================================================
Kansas--0.7%           NR*       Aaa        1,365      Sedgwick and Shawnee Counties, Kansas, S/F Mortgage
                                                       Revenue Bonds (Mortgage-Backed Securities Program),
                                                       AMT, Series A-4, 4% due 12/01/2033 (b)(d)                              1,472
                       BBB+      A3         2,350      Wyandotte County, Kansas, Kansas City Unified Government
                                                       Revenue Refunding Bonds (General Motors Corporation Project),
                                                       6% due 6/01/2025                                                       2,441
===================================================================================================================================
Louisiana--3.2%        BBB       Baa2       4,000      De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                       Refunding Bonds (International Paper Co. Project), AMT,
                                                       Series B, 6.55% due 4/01/2019                                          4,107
                       NR*       A3         3,000      Lake Charles, Louisiana, Harbor and Terminal District,
                                                       Port Facilities Revenue Refunding Bonds (Trunkline Long
                                                       Company Project), 7.75% due 8/15/2022                                  3,138
                       AAA       Aaa       10,000      Louisiana Local Government, Environmental Facilities,
                                                       Community Development Authority Revenue Bonds (Capital
                                                       Projects and Equipment Acquisition), Series A, 6.30%
                                                       due 7/01/2030 (h)                                                     11,837
===================================================================================================================================
Maine--0.4%            AAA       Aaa        2,515      Maine State Housing Authority, Mortgage Purchase Revenue
                                                       Refunding Bonds, AMT, Series B-2, 6.45% due 11/15/2026 (h)             2,652
===================================================================================================================================
Maryland--1.0%         NR*       Aa2        5,890      Maryland State Community Development Administration,
                                                       Department of Housing and Community Development Revenue
                                                       Refunding Bonds (S/F Program), AMT, Fifth Series, 6.75%
                                                       due 4/01/2026                                                          6,067
===================================================================================================================================
Massachusetts--8.0%    AAA       Aaa        2,035      Boston, Massachusetts, Water and Sewer Commission Revenue
                                                       Bonds, 9.25% due 1/01/2011 (e)                                         2,802
                       AA        Aa2        3,010      Massachusetts Bay Transportation Authority, Revenue
                                                       Refunding Bonds (General Transportation System),
                                                       Series A, 7% due 3/01/2019                                             3,860
                       AA        Aa3       30,000      Massachusetts State Water Resource Authority Revenue
                                                       Bonds, Series A, 6.50% due 7/15/2019                                  37,161
                                                       Massachusetts State Water Resource Authority, Revenue
                                                       Refunding Bonds, Series A (f):
                       AAA       Aaa        1,000         6% due 8/01/2014                                                    1,149
                       AAA       Aaa        2,480         6% due 8/01/2017                                                    2,821
===================================================================================================================================


                                     6 & 7

                                            MuniVest Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P      Moody's    Face
STATE                Ratings+   Ratings+   Amount      Issue                                                                Value
===================================================================================================================================
Michigan--2.9%         BBB       Baa2     $ 2,080      Delta County, Michigan, Economic Development Corporation,
                                                       Environmental Improvement Revenue Refunding Bonds
                                                       (Mead Westvaco-Escanaba), Series A, 6.25% due 4/15/2027          $     2,054
                                                       Michigan State Hospital Finance Authority, Revenue
                                                       Refunding Bonds:
                       AAA       Aaa        3,000         (Ascension Health Credit), Series A, 6.125%
                                                          due 11/15/2023 (c)                                                  3,244
                       AA        Aa2       10,390         (Ascension Health Credit), Series A, 6.125% due 11/15/2026         11,053
                       BBB-      Baa3       1,000         (Detroit Medical Center Obligation Group), Series A, 6.25%
                                                          due 8/15/2013                                                       1,005
                       NR*       A1           100         (Mount Clemens Hospital), VRDN, 1.45% due 8/15/2015 (g)               100
===================================================================================================================================
Minnesota--1.3%                                        Minnesota State HFA, S/F Mortgage Revenue Bonds:
                       AA+       Aa1        1,740         AMT, Series L, 6.70% due 7/01/2020                                  1,806
                       AA+       Aa1        2,475         AMT, Series M, 6.70% due 7/01/2026                                  2,565
                       AA+       Aa1        1,785         Series H, 6.70% due 1/01/2018                                       1,847
                       NR*       Aaa        1,405      Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds
                                                       (Saint Cloud Hospital Obligation Group), Series A, 6.25%
                                                       due 5/01/2017 (i)                                                      1,599
===================================================================================================================================
Mississippi--2.8%      BBB       Baa2       2,650      Lowndes County, Mississippi, Solid Waste Disposal and PCR,
                                                       Refunding (Weyerhaeuser Company Project), Series A,
                                                       6.80% due 4/01/2022                                                    2,951
                       BBB-      Ba1       14,105      Mississippi Business Finance Corporation, Mississippi,
                                                       PCR, Refunding (System Energy Resources Inc. Project),
                                                       5.875% due 4/01/2022                                                  13,496
===================================================================================================================================
Missouri--0.3%         AAA       NR*        1,850      Missouri State Housing Development Commission,
                                                       S/F Mortgage Revenue Bonds (Homeowner Loan), AMT,
                                                       Series A, 7.50% due 3/01/2031 (b)(d)                                   2,018
===================================================================================================================================
Nebraska--0.4%         AAA       NR*        1,980      Nebraska Investment Finance Authority, S/F Housing Revenue
                                                       Bonds, AMT, Series C, 6.30% due 9/01/2028 (b)(d)(l)                    2,068
===================================================================================================================================
Nevada--2.8%           AAA       Aaa        6,700      Clark County, Nevada, IDR (Power Company Project), AMT,
                                                       Series A, 6.70% due 6/01/2022 (f)                                      6,858
                       AA        Aa2        1,600      Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014              1,823
                                                       Nevada Housing Division Revenue Bonds (Multi-Unit Housing),
                                                       AMT (b):
                       AAA       NR*        3,475         (Arville Electric Project), 6.60% due 10/01/2023                    3,635
                       AAA       Aa2        1,235         Issue B, 7.45% due 10/01/2017                                       1,305
                                                       Nevada Housing Division Revenue Bonds (S/F Program),
                                                       AMT (k):
                       AAA       Aaa        1,715         Senior Series E, 7% due 10/01/2019                                  1,783
                       NR*       Aa2        1,040         Series A, 6.55% due 10/01/2012                                      1,077
===================================================================================================================================
New Jersey--7.0%       AAA       Aaa        1,695      New Jersey State Housing and Mortgage Finance Agency,
                                                       Home Buyer Revenue Bonds, AMT, Series M, 6.95%
                                                       due 10/01/2022 (c)                                                     1,777
                       AAA       Aaa        6,500      New Jersey State Transit Corporation, COP (Federal
                                                       Transit Administration Grants), Series A, 6%
                                                       due 9/15/2009 (a)(h)                                                   7,626
                                                       New Jersey State Transportation Trust Fund Authority,
                                                       Transportation System Revenue Refunding Bonds,
                                                       Series B (c):
                       AAA       Aaa       10,000         6% due 12/15/2016                                                  11,649
                       AAA       Aaa        6,810         6% due 12/15/2018                                                   7,858
                                                       Tobacco Settlement Financing Corporation, New Jersey,
                                                       Asset-Backed Revenue Refunding Bonds:
                       A         A1         5,030         6% due 6/01/2037                                                    4,908
                       A         A1         8,500         6.125% due 6/01/2042                                                8,288
===================================================================================================================================
New York--14.3%        AAA       Aaa        2,100      Metropolitan Transportation Authority, New York,
                                                       Dedicated Tax Fund Revenue Bonds, Series A,
                                                       6.125% due 4/01/2010 (a)(f)                                            2,426
                       NR*       Aa2        7,875      New York City, New York, City Transitional Finance
                                                       Authority Revenue Bonds, RIB, Series 283, 10.86%
                                                       due 11/15/2015 (j)                                                    10,439
                                                       New York City, New York, GO, Refunding:
                       AAA       Aaa        8,000         Series A, 6.375% due 5/15/2014 (f)                                  9,442
                       A         A2         9,095         Series B, 5.75% due 8/01/2016                                       9,973
                       A         A2         5,000         Series G, 5.875% due 8/01/2019                                      5,453
                                                       New York City, New York, GO, Series I:
                       A         Aaa          105         6.25% due 4/15/2007 (a)                                               123
                       A         Aaa        1,800         6.25% due 4/15/2007 (a)                                             2,105
                       AAA       Aaa        3,740         6.25% due 4/15/2017                                                 4,266
                       AAA       Aaa        1,150         6.25% due 4/15/2027                                                 1,283
                       AAA       Aaa       10,775      New York State Dormitory Authority Revenue Bonds
                                                       (City University System), Consolidated Second
                                                       Generation, Series A, 6.125% due 7/01/2013 (h)                        12,620
                                                       New York State Dormitory Authority, Revenue
                                                       Refunding Bonds:
                       AA-       A3         6,750         (City University System), Consolidated Second
                                                          Generation, Series A, 5.75% due 7/01/2018                           7,815
                       AAAr      NR*       11,875         RIB, Series 305, 10.07% due 5/15/2015 (c)(j)                       15,440
                       AAA       Aaa        3,500      New York State Urban Development Corporation
                                                       Revenue Refunding Bonds (Correctional Capital
                                                       Facilities), Series A, 6.50% due 1/01/2011 (i)                         4,211
===================================================================================================================================
Oregon--1.1%           NR*       Aaa        2,000      Portland, Oregon, Airport Way, Urban Renewal and
                                                       Redevelopment Tax Allocation Refunding Bonds,
                                                       Series A, 6% due 6/15/2015 (h)                                         2,276
                       NR*       Aaa        3,305      Portland, Oregon, Sewer System Revenue Bonds,
                                                       RIB, Series 386, 9.76% due 8/01/2020 (f)(j)                            4,326
===================================================================================================================================
Pennsylvania--2.7%     AAA       Aaa        4,040      Allegheny County, Pennsylvania, Airport Authority,
                                                       Airport Revenue Refunding Bonds (Pittsburgh
                                                       International Airport), AMT, 6% due 1/01/2013 (f)                      4,541
                       AAA       Aaa        2,440      Pennsylvania State Higher Education Assistance
                                                       Agency Revenue Bonds, Capital Acquisition,
                                                       6.125% due 12/15/2010 (a)(c)                                           2,905
                       A-        NR*        7,700      Sayre, Pennsylvania, Health Care Facilities Authority
                                                       Revenue Bonds (Guthrie Health), Series A, 5.875%
                                                       due 12/01/2031                                                         7,806
                       A-        NR*        1,000      Sayre, Pennsylvania, Health Care Facilities Authority,
                                                       Revenue Refunding Bonds (Guthrie Healthcare System),
                                                       Series A, 5.75% due 12/01/2021                                         1,014
===================================================================================================================================
Puerto Rico--1.4%                                      Puerto Rico Public Finance Corporation Revenue Bonds,
                                                       Commonwealth Appropriation, Series E:
                       BBB+      Baa3       3,000         5.70% due 8/01/2025                                                 3,190
                       BBB+      Baa3       5,000         5.70% due 8/01/2030                                                 5,438
===================================================================================================================================
South Carolina--1.1%   AAA       Aaa        3,750      Clemson University, South Carolina, University Revenue
                                                       Bonds, 6.25% due 5/01/2014 (h)                                         4,325
                       BBB+      Baa2       2,450      Medical University, South Carolina, Hospital Authority,
                                                       Hospital Facility Revenue Refunding Bonds, 6.50%
                                                       due 8/15/2032                                                          2,509
===================================================================================================================================
Texas--23.5%                                           Austin, Texas, Convention Center Revenue Bonds
                                                       (Convention Enterprises, Inc.):
                       BBB-      Baa3       6,000         First Tier, Series A, 6.70% due 1/01/2028                           6,126
                       AA-       Aa3        6,500         Trust Certificates, Second Tier, Series B, 6%
                                                          due 1/01/2023 (j)                                                   6,993
                       A         A3        11,460      Brazos River, Texas, Harbor Navigation District,
                                                       Brazoria County Environmental Revenue Refunding
                                                       Bonds (Dow Chemical Company Project), AMT,
                                                       Series A-7, 6.625% due 5/15/2033                                      11,991
                       AAA       Aaa        3,040      Copperas Cove, Texas, Independent School District,
                                                       GO, 6.90% due 8/15/2004 (a)                                            3,350
                       AAA       Aaa        7,830      Dallas-Fort Worth, Texas, International Airport Revenue
                                                       Refunding and Improvement Bonds, AMT, Series A,
                                                       5.875% due 11/01/2017 (f)                                              8,599


                                     8 & 9

                                            MuniVest Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P      Moody's    Face
STATE                Ratings+   Ratings+   Amount      Issue                                                                Value
===================================================================================================================================
Texas                  AA+       Aa1      $ 5,000      Fort Worth, Texas, Certificates of Obligation, GO,
(concluded)                                            6.25% due 3/01/2021                                              $     5,393
                       AA        Baa2       3,000      Gregg County, Texas, Health Facilities Development
                                                       Corporation, Hospital Revenue Bonds (Good
                                                       Shepherd Medical Center Project), 6.875% due 10/01/2020                3,479
                       AA-       Aa3       10,250      Guadalupe-Blanco River Authority, Texas, Sewage and
                                                       Solid Waste Disposal Facility Revenue Bonds (E.I. du Pont
                                                       de Nemours and Company Project), AMT, 6.40%
                                                       due 4/01/2026                                                         10,957
                       BBB       Baa2       4,000      Gulf Coast, Texas, IDA (Champion International Corp.),
                                                       Refunding, 7.125% due 4/01/2010                                        4,088
                       BBB       Baa2       3,000      Gulf Coast, Texas, Waste Disposal Authority, Revenue
                                                       Refunding Bonds (International Paper Company), AMT,
                                                       Series A, 6.10% due 8/01/2024                                          2,991
                       AAA       Aaa        5,500      Harris County, Houston, Texas, Sports Authority, Revenue
                                                       Refunding Bonds, Senior Lien, Series G, 5.75%
                                                       due 11/15/2020 (c)                                                     6,052
                       AA+       Aa1        2,400      Harris County, Texas, GO (Certificates of Obligation), 10%
                                                       due 10/01/2002 (e)                                                     2,417
                                                       Harris County, Texas, Health Facilities Development
                                                       Corporation, Hospital Revenue Bonds (a):
                       AAA       Aaa        1,485         (Hermann Hospital Project), 6.375% due 10/01/2004 (c)               1,644
                       NR*       NR*        3,500         (Memorial Hospital System Project), Series A, 6.60%
                                                          due 6/01/2004                                                       3,863
                                                       Harris County, Texas, Health Facilities Development
                                                       Corporation Revenue Refunding Bonds (e):
                       NR*       Aa3       10,385         RITR, Series 6, 9.395% due 12/01/2027 (j)                          12,936
                       AAA       Aa3        5,500         (School Health Care System), Series B, 6.25%
                                                       due 7/01/2027                                                          6,568
                       NR*       Baa3       1,590      Houston, Texas, Industrial Development Corporation
                                                       Revenue Bonds (Air Cargo), AMT,
                                                       6.375% due 1/01/2023                                                   1,564
                       AAA       Aaa        3,125      Jefferson County, Texas, GO, 6.25% due 8/01/2010 (a)(i)                3,722
                       AAA       Aaa        2,030      Mansfield, Texas, Independent School District, GO,
                                                       Refunding, 6.625% due 2/15/2015                                        2,386
                       NR*       Aaa        5,225      Midway, Texas, Independent School District, GO,
                                                       Refunding, 6.125% due 8/15/2014                                        5,998
                       BBB       Baa2       5,400      Port Corpus Christi, Texas, Revenue Refunding Bonds
                                                       (Celanese Project), Series A, 6.45% due 11/01/2030                     5,537
                       BBB       Baa2       5,000      Red River Authority, Texas, PCR, Refunding (Celanese
                                                       Project), AMT, Series B, 6.70% due 11/01/2030                          5,105
                       NR*       Aa1        6,250      San Antonio, Texas, Electric and Gas Revenue Bonds,
                                                       RIB, Series 469x, 10.28% due 2/01/2014 (j)                             8,100
                       NR*       Baa3       1,750      Texas State Student Housing Corporation, Student
                                                       Housing Revenue Bonds (Midwestern State
                                                       University Project), 6.50% due 9/01/2034                               1,695
                       AAA       Aaa        4,605      Travis County, Texas, Health Facilities Development
                                                       Corporation Revenue Refunding Bonds (Ascension
                                                       Health Credit), Series A, 6.25% due 11/15/2014 (c)                     5,181
                       AAA       Aaa        3,425      Ysleta, Texas, Independent School District, Public
                                                       Facility Corporation, School Facility Lease
                                                       Revenue Bonds, 6% due 11/15/2009 (a)(h)                                4,035
===================================================================================================================================
Virginia--1.2%         BBB       Baa2       1,500      Isle of Wight County, Virginia, IDA, Solid Waste
                                                       Disposal Facilities Revenue Bonds (Union Camp
                                                       Corporation Project), AMT, 6.55% due 4/01/2024                         1,526
                       AAA       Aaa        5,175      Virginia State HDA, Commonwealth Mortgage Revenue
                                                       Bonds, Series J, Sub-Series J-1, 5.20% due 7/01/2019 (c)               5,353
===================================================================================================================================
Washington--12.3%                                      Energy Northwest, Washington, Electric Revenue
                                                       Refunding Bonds:
                       AAA       NR*        5,330         DRIVERS, Series 248, 9.78% due 7/01/2018 (c)(j)                     6,486
                       AAA       NR*        3,510         DRIVERS, Series 255, 10.28% due 7/01/2018 (h)(j)                    4,440
                       AAA       NR*        7,350         DRIVERS, Series 256, 10.29% due 7/01/2017 (c)(j)                    9,399
                       AAA       Aaa        3,000         (Project Number 1), Series B, 6% due 7/01/2017 (c)                  3,418
                       AA+       Aa1        7,955      King County, Washington, GO, Series B, 6.625%
                                                       due 12/01/2007 (a)                                                     9,601
                       AAA       Aaa        2,230      Vancouver, Washington, Water and Sewer Revenue
                                                       Bonds, 6% due 6/01/2014 (f)                                            2,489
                       AAAr      Aaa        8,100      Washington State, GO, Trust Receipts, Class R,
                                                       Series 6, 10.21% due 1/01/2014 (i)(j)                                 10,102
                                                       Washington State Public Power Supply System Revenue
                                                       Refunding Bonds (Nuclear Project No. 1):
                       AA-       Aa1        1,185         Series A, 7% due 7/01/2008 (e)                                      1,436
                       AA-       Aa1        1,815         Series A, 7% due 7/01/2008                                          2,162
                       AA-       Aa1          920         Series B, 7.25% due 7/01/2009 (e)                                   1,143
                       AA-       Aa1        4,080         Series B, 7.25% due 7/01/2009                                       4,808
                       AA-       Aa1       14,320         Series B, 7.125% due 7/01/2016                                     18,423
===================================================================================================================================
Wisconsin--1.3%        NR*       Baa3       1,600      Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                                                       AMT, 6.50% due 1/01/2025                                               1,586
                       AA        Aa2        1,080      Wisconsin Housing and Economic Development
                                                       Authority, Homeownership Revenue Bonds, AMT,
                                                       Series D, 6.45% due 9/01/2027 (k)                                      1,123
                       NR*       Aa2        5,000      Wisconsin State Health and Educational Facilities
                                                       Authority, Mortgage Revenue Bonds (Hudson
                                                       Memorial Hospital), 5.70% due 1/15/2029 (k)                            5,103
===================================================================================================================================
Wyoming--2.0%                                          Sweetwater County, Wyoming, Solid Waste Disposal
                                                       Revenue Bonds (FMC Corp. Project), AMT:
                       BBB-      Ba1        5,425         Series A, 7% due 6/01/2024                                          5,094
                       BBB-      Ba1        7,475         Series B, 6.90% due 9/01/2024                                       6,939
                       ------------------------------------------------------------------------------------------------------------
                                                       Total Municipal Bonds (Cost--$783,591)--142.6%                       853,818
===================================================================================================================================
                        Shares
                         Held                          Common Stock
===================================================================================================================================
                       10,430                          Merrill Lynch Institutional Tax-Exempt Fund (n)                       10,430
                       ------------------------------------------------------------------------------------------------------------
                                                       Total Common Stock (Cost--$10,430)--1.7%                              10,430
===================================================================================================================================
                       Total Investments (Cost--$794,021)--144.3%                                                           864,248
                       Variation Margin on Financial Futures Contracts***--0.0%                                                 (60)
                       Other Assets Less Liabilities--1.6%                                                                    9,779
                       Preferred Stock, at Redemption Value--(45.9%)                                                       (275,151)
                                                                                                                        -----------
                       Net Assets Applicable to Common Stock--100.0%                                                    $   598,816
                                                                                                                        ===========
===================================================================================================================================

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
(m) All or a portion of security held as collateral in connection with open financial futures contracts.
(n) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                              Net Share       Net      Interest
      Affiliate                               Activity       Cost       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                          10,430      $10,430       $ 10
      --------------------------------------------------------------------------
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of August 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts          Issue                       Date             Value
      --------------------------------------------------------------------------
         425       U.S. Treasury Notes           December 2002      $47,507
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$47,540)                               $47,507
                                                                    =======
      --------------------------------------------------------------------------
+     Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


                                    10 & 11

                                            MuniVest Fund, Inc., August 31, 2002

STATEMENT OF NET ASSETS

                         As of August 31, 2002
===================================================================================================================================
Assets:                  Investments, at value (identified cost--$794,021,053) ..................                      $864,248,018
                         Cash ...................................................................                            42,242
                         Receivables:
                           Interest .............................................................   $ 13,361,426
                           Securities sold ......................................................        360,000         13,721,426
                                                                                                    ------------
                         Prepaid expenses .......................................................                            59,539
                                                                                                                       ------------
                         Total assets ...........................................................                       878,071,225
                                                                                                                       ------------
===================================================================================================================================
Liabilities:             Payables:
                           Securities purchased .................................................      3,152,059
                           Dividends to Common Stock shareholders ...............................        437,983
                           Investment adviser ...................................................        343,841
                           Variation margin .....................................................         59,766          3,993,649
                                                                                                    ------------
                         Accrued expenses .......................................................                           110,195
                                                                                                                       ------------
                         Total liabilities ......................................................                         4,103,844
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.025 per share;
                         10,000,000 shares authorized (11,000 shares of AMPS* issued
                         and outstanding at $25,000 per share liquidation preference) ...........                       275,151,200
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable    Net assets applicable to Common Stock ..................................                      $598,816,181
To Common Stock:                                                                                                       ============
===================================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share; 150,000,000 shares
Assets Applicable to     authorized (61,346,288 shares issued and outstanding) ..................                      $  6,134,629
Common Stock:            Paid-in capital in excess of par .......................................                       565,202,625
                         Undistributed investment income--net ...................................   $  6,648,364
                         Accumulated realized capital losses on investments--net ................    (49,429,605)
                         Unrealized appreciation on investments--net ............................     70,260,168
                                                                                                    ------------
                         Total accumulated earnings--net ........................................                        27,478,927
                                                                                                                       ------------
                         Total--Equivalent to $9.76 net asset value per share of Common
                         Stock (market price--$9.11) ............................................                      $598,816,181
                                                                                                                       ============
===================================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended August 31, 2002
===================================================================================================================================
Investment               Interest ...............................................................                      $ 48,189,159
Income:
===================================================================================================================================
Expenses:                Investment advisory fees ...............................................   $  4,281,952
                         Commission fees ........................................................        685,860
                         Accounting services ....................................................        261,787
                         Professional fees ......................................................         95,849
                         Custodian fees .........................................................         47,941
                         Transfer agent fees ....................................................         42,580
                         Directors' fees and expenses ...........................................         30,038
                         Pricing fees ...........................................................         29,666
                         Printing and shareholder reports .......................................         27,469
                         Listing fees ...........................................................         14,500
                         Other ..................................................................         36,780
                                                                                                    ------------
                         Total expenses before reimbursement ....................................      5,554,422
                         Reimbursement of expenses ..............................................         (1,705)
                                                                                                    ------------
                         Total expenses after reimbursement .....................................                         5,552,717
                                                                                                                       ------------
                         Investment income--net .................................................                        42,636,442
                                                                                                                       ------------
===================================================================================================================================
Realized & Unreal-       Realized loss on investments--net ......................................                        (1,245,383)
ized Gain (Loss) on      Change in unrealized appreciation on investments--net ..................                         1,958,639
Investments--Net:                                                                                                      ------------
                         Total realized and unrealized gain on investments--net .................                           713,256
                                                                                                                       ------------
===================================================================================================================================
Dividends to             Investment income--net .................................................                        (4,354,450)
Preferred Stock                                                                                                        ------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ...................                      $ 38,995,248
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                            MuniVest Fund, Inc., August 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                             August 31,
                                                                                                ---------------------------------
                             Increase (Decrease) in Net Assets:                                      2002                2001+
=================================================================================================================================
Operations:                  Investment income--net ......................................      $  42,636,442       $  42,453,055
                             Realized gain (loss) on investments--net ....................         (1,245,383)          7,659,535
                             Change in unrealized appreciation on investments--net .......          1,958,639          32,474,116
                             Dividends to Preferred Stock shareholders ...................         (4,354,450)         (9,782,580)
                                                                                                -------------       -------------
                             Net increase in net assets resulting from operations ........         38,995,248          72,804,126
                                                                                                -------------       -------------
=================================================================================================================================
Dividends to Common          Investment income--net ......................................        (36,086,954)        (33,001,236)
Stock Shareholders:                                                                             -------------       -------------
                             Net decrease in net assets resulting from dividends to Common
                             Stock shareholders ..........................................        (36,086,954)        (33,001,236)
                                                                                                -------------       -------------
=================================================================================================================================
Net Assets Applicable        Total increase in net assets applicable to Common Stock .....          2,908,294          39,802,890
To Common Stock:             Beginning of year ...........................................        595,907,887         556,104,997
                                                                                                -------------       -------------
                             End of year* ................................................      $ 598,816,181       $ 595,907,887
                                                                                                =============       =============
=================================================================================================================================
                            *Undistributed investment income--net ........................      $   6,648,364       $   4,353,184
                                                                                                =============       =============
=================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been
                      derived from information provided in the financial
                      statements.                                                            For the Year Ended August 31,
                                                                               ----------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                     2002      2001       2000       1999       1998
===================================================================================================================================
Per Share Operating   Net asset value, beginning of year ....................  $   9.71   $   9.07   $   9.15   $  10.20   $   9.89
Performance:***                                                                --------   --------   --------   --------   --------
                      Investment income--net ................................       .69        .69        .70        .73        .76
                      Realized and unrealized gain (loss) on
                      investments--net ......................................       .02        .65       (.05)     (1.02)       .30
                      Dividends to Preferred Stock shareholders from
                      investment income--net ................................      (.07)      (.16)      (.18)      (.15)      (.16)
                                                                               --------   --------   --------   --------   --------
                      Total from investment operations ......................       .64       1.18        .47       (.44)       .90
                                                                               --------   --------   --------   --------   --------
                      Less dividends to Common Stock shareholders:
                        Investment income--net ..............................      (.59)      (.54)      (.55)      (.58)      (.59)
                        In excess of realized gain on investments--net ......        --         --         --       (.03)        --
                                                                               --------   --------   --------   --------   --------
                      Total dividends to Common Stock shareholders ..........      (.59)      (.54)      (.55)      (.61)      (.59)
                                                                               --------   --------   --------   --------   --------
                      Net asset value, end of year ..........................  $   9.76   $   9.71   $   9.07   $   9.15   $  10.20
                                                                               ========   ========   ========   ========   ========
                      Market price per share, end of year ...................  $   9.11   $   9.30   $   8.25   $ 8.6875   $  10.00
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment      Based on market price per share .......................     4.55%     19.92%      1.75%     (7.44%)    11.78%
Return:*                                                                       ========   ========   ========   ========   ========
                      Based on net asset value per share ....................     7.28%     13.89%      6.21%     (4.42%)     9.52%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement** ................      .95%       .98%      1.01%       .93%       .93%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common Stock:      Total expenses** ......................................      .95%       .98%      1.01%       .93%       .93%
                                                                               ========   ========   ========   ========   ========
                      Total investment income--net** ........................     7.33%      7.37%      7.95%      7.26%      7.55%
                                                                               ========   ========   ========   ========   ========
                      Amount of dividends to Preferred Stock shareholders ...      .75%      1.70%      2.01%      1.46%      1.60%
                                                                               ========   ========   ========   ========   ========
                      Investment income--net, to Common Stock shareholders ..     6.58%      5.67%      5.94%      5.80%      5.95%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement ..................      .65%       .66%       .67%       .64%       .64%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common &           Total expenses ........................................      .65%       .66%       .67%       .64%       .64%
Preferred Stock:**                                                             ========   ========   ========   ========   ========
                      Total investment income--net ..........................     4.98%      4.98%      5.26%      5.01%      5.19%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .............     1.59%      3.53%      3.93%      3.25%      3.55%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental Data:    Net assets applicable to Common Stock, end of year
                      (in thousands) ........................................  $598,816   $595,908   $556,105   $561,373   $623,270
                                                                               ========   ========   ========   ========   ========
                      Preferred Stock outstanding, end of year
                      (in thousands) ........................................  $275,000   $275,000   $275,000   $275,000   $275,000
                                                                               ========   ========   ========   ========   ========
                      Portfolio turnover ....................................    74.00%     74.80%    121.76%    101.35%    102.77%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 .............................  $  3,178   $  3,167   $  3,022   $  3,041   $  3,266
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Dividends Per         Series A--Investment income--net ......................  $    388   $    909   $  1,030   $    839   $    890
Share on Preferred                                                             ========   ========   ========   ========   ========
Stock Outstanding:    Series B--Investment income--net ......................  $    394   $    923   $    991   $    815   $    902
                                                                               ========   ========   ========   ========   ========
                      Series C--Investment income--net ......................  $    391   $    906   $    952   $    820   $    886
                                                                               ========   ========   ========   ========   ========
                      Series D--Investment income--net ......................  $    445   $    877   $    978   $    802   $    880
                                                                               ========   ========   ========   ========   ========
                      Series E--Investment income--net ......................  $    372   $    851   $    977   $    793   $    884
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

  * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 **   Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.


                                    14 & 15

                                            MuniVest Fund, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $553,428 decrease in cost of securities (which, in turn, results in a corresponding $553,428 increase in net unrealized appreciation and a corresponding $553,428 decrease in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $10,737 and decrease net realized loss on investments by $542,691. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $88,710 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $564,860 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the sale of Preferred Stock. For the year ended August 31, 2002, FAM earned fees of $4,281,952, of which $1,705 was waived.

For the year ended August 31, 2002, the Fund reimbursed FAM $27,918 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $621,281,816 and $618,189,592, respectively.

Net realized gains (losses) for the year ended August 31, 2002 and net unrealized gains as of August 31, 2002 were as follows:

-----------------------------------------------------------------------------
                                                     Realized      Unrealized
                                                  Gains (Losses)     Gains
-----------------------------------------------------------------------------
Long-term investments ..........................   $ 4,077,141    $70,226,965
Financial futures contracts ....................    (5,322,524)        33,203
                                                   -----------    -----------
Total ..........................................   $(1,245,383)   $70,260,168
                                                   ===========    ===========
-----------------------------------------------------------------------------


                                    16 & 17

                                            MuniVest Fund, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of August 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $70,226,940, of which $71,962,623 related to appreciated securities and $1,735,683 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $794,021,078.

4. Stock Transactions:

Common Stock

At August 31, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended August 31, 2002 and August 31, 2001 remained constant.

Preferred Stock

"AMPS" are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at August 31, 2002 were as follows: Series A, 1.30%; Series B, 1.20%; Series C, .75%; Series D, 1.73%; and Series E, 1.30%.

Shares issued and outstanding during the years ended August 31, 2002 and August 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $278,259 as commissions.

5. Distributions to Shareholders:

On September 5, 2002, a tax-exempt income dividend of $.050000 was declared. The dividend was paid on September 27, 2002, to shareholders of record on September 17, 2002.

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                 8/31/2002            8/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ........................   $40,441,404          $42,783,816
                                                -----------          -----------
Total distributions .........................   $40,441,404          $42,783,816
                                                ===========          ===========
--------------------------------------------------------------------------------

As of August 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .........................   $  6,648,365
Undistributed long-term capital gains--net ...................             --
                                                                 ------------
Total undistributed earnings--net ............................      6,648,365
Capital loss carryforward ....................................    (33,685,408)*
Unrealized gains--net ........................................     54,515,970**
                                                                 ------------
Total accumulated earnings--net ..............................   $ 27,478,927
                                                                 ============
-----------------------------------------------------------------------------

 * On August 31, 2002, the Fund had a net capital loss carryforward of $33,685,408, of which $16,005,525 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Fund, Inc.

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during its taxable year ended August 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


                                    18 & 19

                                            MuniVest Fund, Inc., August 31, 2002

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of August 31, 2002 were as follows:

-------------------------------------------------------------------
                                                         Percent of
S&P Rating/Moody's Rating                         Total Investments
-------------------------------------------------------------------
AAA/Aaa...................................................   42.6%
AA/Aa ....................................................   30.3
A/A.......................................................   13.4
BBB/Baa...................................................   12.7
BB/Ba ....................................................    0.2
NR (Not Rated)............................................    0.8
-------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    20 & 21

                                            MuniVest Fund, Inc., August 31, 2002

OFFICERS AND DIRECTORS

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                              Position(s)   Length                                       Fund Complex  Directorships
                                                  Held     of Time       Principal Occupation(s)         Overseen by      Held by
Name                     Address & Age         with Fund   Served          During Past 5 Years             Director       Director
====================================================================================================================================
             Interested Director
====================================================================================================================================
Terry K. Glenn*     P.O. Box 9011               President  1999 to    Chairman, Americas Region           118 Funds        None
                    Princeton, NJ 08543-9011    and        present    since 2001, and Executive Vice    169 Portfolios
                    Age: 61                     Director   and        President since 1983 of Fund
                                                           1988 to    Asset Management, L.P. ("FAM")
                                                           present    and Merrill Lynch Investment
                                                                      Managers, L.P. ("MLIM");
                                                                      President of Merrill Lynch
                                                                      Mutual Funds since 1999;
                                                                      President of FAM Distributors,
                                                                      Inc. ("FAMD") since 1986 and
                                                                      Director thereof since 1991;
                                                                      Executive Vice President and
                                                                      Director of Princeton
                                                                      Services, Inc. ("Princeton
                                                                      Services") since 1993;
                                                                      President of Princeton
                                                                      Administrators, L.P. since
                                                                      1988; Director of Financial
                                                                      Data Services, Inc. since
                                                                      1985.
                  ==================================================================================================================
                  *     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                        Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                        President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                        of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                              Position(s)   Length                                       Fund Complex  Directorships
                                                  Held     of Time       Principal Occupation(s)         Overseen by      Held by
Name                     Address & Age         with Fund   Served*         During Past 5 Years             Director       Director
====================================================================================================================================
             Independent Directors
====================================================================================================================================
Ronald W. Forbes    P.O. Box 9011               Director   1988 to    Professor Emeritus of Finance,      45 Funds         None
                    Princeton, NJ 08543-9011               present    School of Business, State         54 Portfolios
                    Age: 61                                           University of New York at
                                                                      Albany since 2000; and
                                                                      Professor thereof from 1989 to
                                                                      2000.
====================================================================================================================================
Cynthia A.          P.O. Box 9011               Director   1995 to    Professor, Harvard Business         45 Funds      Unum-
Montgomery          Princeton, NJ 08543-9011               present    School since 1989.                54 Portfolios   Provident
                    Age: 50                                                                                             Corporation;
                                                                                                                        and Newell
                                                                                                                        Rubbermaid
                                                                                                                        Inc.
====================================================================================================================================
Charles C. Reilly   P.O. Box 9011               Director   1990 to    Self-employed financial             45 Funds         None
                    Princeton, NJ 08543-9011               present    consultant since 1990.           54 Portfolios
                    Age: 71
====================================================================================================================================
Kevin A. Ryan       P.O. Box 9011               Director   1992 to    Founder and currently Director      45 Funds         None
                    Princeton, NJ 08543-9011               present    Emeritus of The Boston           54 Portfolios
                    Age: 69                                           University Center for the
                                                                      Advancement of Ethics and
                                                                      Character and Director thereof
                                                                      from 1989 to 1999; Professor
                                                                      from 1982 to 1999 at Boston
                                                                      University.
====================================================================================================================================
Roscoe S. Suddarth  P.O. Box 9011               Director   2000 to    Former President, Middle East       45 Funds         None
                    Princeton, NJ 08543-9011               present    Institute from 1995 to 2001.     54 Portfolios
                    Age: 67
====================================================================================================================================
Richard R. West     P.O. Box 9011               Director   1988 to    Professor of Finance since          45 Funds     Bowne &
                    Princeton, NJ 08543-9011               present    1984, and currently Dean         54 Portfolios   Co., Inc.;
                    Age: 64                                           Emeritus of New York                             Vornado
                                                                      University, Leonard N. Stern                     Realty Trust;
                                                                      School of Business                               and
                                                                      Administration.                                  Alexander's
                                                                                                                       Inc.
====================================================================================================================================
Edward D. Zinbarg   P.O. Box 9011               Director   1994 to    Self-employed financial             45 Funds         None
                    Princeton, NJ 08543-9011               present    consultant since 1994.           54 Portfolios
                    Age: 67
                  ==================================================================================================================
                  *     The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                        December 31 of the year in which they turn 72.
====================================================================================================================================

                                              Position(s)     Length
                                                  Held       of Time
Name                     Address & Age         with Fund     Served*            Principal Occupation(s) During Past 5 Years
====================================================================================================================================
             Fund Officers
====================================================================================================================================
Donald C. Burke     P.O. Box 9011               Vice         1993 to      First Vice President of FAM and MLIM since 1997 and
                    Princeton, NJ 08543-9011    President    present      Treasurer thereof since 1999; Senior Vice President and
                    Age: 42                     and          and 1999     Treasurer of Princeton Services since 1999; Vice
                                                Treasurer    to present   President of FAMD since 1999; Vice President of FAM and
                                                                          MLIM from 1990 to 1997; Director of Taxation of MLIM
                                                                          since 1990.
====================================================================================================================================
Kenneth A. Jacob    P.O. Box 9011               Senior       2001 to      Managing Director of MLIM since 2000; First Vice
                    Princeton, NJ 08543-9011    Vice         present      President of MLIM from 1997 to 2000; Vice President of
                    Age: 50                     President                 MLIM from 1984 to 1997.
====================================================================================================================================
John M. Loffredo    P.O. Box 9011               Senior       2001 to      Managing Director of MLIM since 2000; First Vice
                    Princeton, NJ 08543-9011    Vice         present      President of MLIM from 1997 to 2000; Vice President of
                    Age: 38                     President                 MLIM from 1991 to 1997.
====================================================================================================================================
Fred K. Stuebe      P.O. Box 9011               Vice         1989 to      Director (Municipal Tax-Exempt) of MLIM since 1999; Vice
                    Princeton, NJ 08543-9011    President    present      President of MLIM since 1989.
                    Age: 49
====================================================================================================================================
Alice A.            P.O. Box 9011               Secretary    2001 to      Director (Legal Advisory) of MLIM since 2002; Vice
Pellegrino          Princeton, NJ 08543-9011                 present      President of MLIM from 1999 to 2002; Attorney associated
                    Age: 42                                               with MLIM since 1997; Associate with Kirkpatrick &
                                                                          Lockhart LLP from 1992 to 1997.
                  ==================================================================================================================
                  *     Officers of the Fund serve at the pleasure of the Board of Directors.>
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol

MVF


                                     22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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